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                                                       Registration No. ________
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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM S-3

                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                             ----------------------

                      NATIONAL FINANCIAL AUTO FUNDING TRUST
                   (Originator of the Trusts Described Herein)
             (Exact name of registrant as specified in its charter)

       DELAWARE                                               9999
(State of organization)                           (Primary Standard Industrial
                                                   Classification Code Number)

                                 One Park Place
                              621 N.W. 53rd Street
                              Boca Raton, FL 33487
                                 (800) 999-7535
   (Address and telephone number of Registrant's principal executive offices)

                                 Gary L. Shapiro
                                   Co-Trustee
                      National Financial Auto Funding Trust
                                 One Park Place
                              621 N.W. 53rd Street
                              Boca Raton, FL 33487
                                 (800) 999-7535
            (Name, address and telephone number of agent for service)

                             ----------------------

                                   Copies to:
                             Thomas J. Cassidy, Esq.
                             Morrison & Foerster LLP
                           1290 Avenue of the Americas
                          New York, New York 10104-0050

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     Approximate date of commencement of proposed sale to the public: From time to time on or after the effective date of this Registration Statement, as determined by market conditions.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. /X/

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-28829

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                         CALCULATION OF REGISTRATION FEE

                                                                      Proposed            Proposed
                                                                      Maximum              Maximum           Amount of
                                                Amount to be     Offering Price Per       Aggregrate      Registration Fee
    Title of Securities Being Registered         Registered           Unit(1)         Offering Price(1)
-------------------------------------------- ------------------- ------------------- ------------------- -------------------
 Automobile Receivables-Backed
Certificates and Automobile Receivables-
Backed Notes, issued in series                 $14,202,160.00           100%           $14,202,160.00        $2,840.43
-------------------------------------------- ------------------- ------------------- ------------------- -------------------

(1) Estimated solely for the purpose of calculating the registration fee.

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                                Explanatory Note

     This Registration Statement is being filed pursuant to Rule 462(b) and General Instruction IV of Form S-3, both promulgated under the Securities Act of 1933, as amended. The contents of Registration Statement No. 333-28829, including any prospectuses and prospectus supplements filed pursuant thereto in accordance with Rule 424 promulgated under such Act, are hereby incorporated herein by reference.


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SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 9th day of January, 1998. The Registrant reasonably believes that the security rating requirement set forth in paragraph I.B.5. of the General Instructions to Form S-3 will be met by the time of sale of each Series of Securities.

                                   NATIONAL FINANCIAL AUTO FUNDING TRUST

                                   By: /s/ Keith B. Stein
                                      ---------------------------
                                      Keith B. Stein
                                      Attorney-in-Fact

         Pursuant to the requirements of the Securities Act, this Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on January 9, 1998. Each person whose signature to this Registration Statement appears below hereby constitutes and appoints Keith Stein as his true and lawful attorney-in-fact and agent, with full power of substitution, to sign on his behalf individually and in the capacity stated below and to perform any acts necessary to be done in order to file all amendments and post-effective amendments to this Registration Statement, any and all instruments or documents filed as part of or in connection with this Registration Statement or the amendments thereto and each of the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or his substitutes, shall do or cause to be done by virtue hereof.

         Signature                                        Title
        ---------                                        -----

/s/ Gary L. Shapiro                 Co-Trustee, Principal Executive Officer,
-------------------------------     Principal Financial Officer, and Principal
     Gary L. Shapiro                Accounting Officer, National Financial
                                    Auto Funding Trust

/s/ Keith B. Stein                  Co-Trustee, National Financial Auto
-------------------------------     Funding Trust
     Keith B. Stein

/s/ Peter H. Sorenson               Co-Trustee, National Financial Auto Funding
-------------------------------     Trust
     Peter H. Sorensen


                                  EXHIBIT INDEX

Number                              Description
------                              -----------

5.1 Opinion and Consent of Morrison & Foerster LLP with respect to legality.

8.1 Opinion and Consent of Morrison & Foerster LLP with respect to tax matters (included in the opinion filed herewith as Exhibit 5.1).

23.1 Consent of Morrison & Foerster LLP (included in the opinion filed herewith as Exhibit 5.1).